UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242

(Address of principal executive offices) (zip code)

(205) 298-3000

Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported on Form 8-K filed December 19, 2011, Vulcan Materials Company (the “Company”) entered into a Credit Agreement dated December 15, 2011 (the “ABL Credit Agreement”), with SunTrust Bank as administrative agent, and other Lender Parties thereto (collectively, “the Lender Parties”). The Company and the Lender Parties entered into Amendment No. 1 to the ABL Credit Agreement dated January 27, 2012 (“Amendment No. 1”) which provides for changes in the quarterly and annual reporting obligations, among other changes. The entire Amendment No. 1 is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is being filed with this report:

Exhibit Number	Description
10.1	First Amendment to Credit Agreement dated January 27, 2012 among Vulcan Materials Company, and SunTrust Bank, as Administrative Agent, and the Lenders and other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: January 31, 2012	By:	/s/ Robert A. Wason IV
Robert A. Wason IV